UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2022

Insteel Industries, Inc.
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	Commission File Number 1-9929	56-0674867 (I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina (Address of principal executive offices)		27030 (Zip Code)

Registrant’s telephone number, including area code: (336) 786-2141

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered subject to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (No Par Value)	IIIN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 1, 2022, Insteel Industries, Inc. issued a news release announcing that Mark A. Carano, Insteel’s Senior Vice President, Chief Financial Officer and Treasurer, has submitted his resignation from the Company to pursue employment with another company. Mr. Carano will remain with the Company until December 30, 2022 to ensure a smooth transition of his duties.

In the same press release, the Company announced that, in connection with such departure and effective January 2, 2023, Scot R. Jafroodi, the Company’s Vice President, Corporate Controller and Chief Accounting Officer, was named as Chief Financial Officer. Mr. Jafroodi will continue to serve as the Company’s Chief Accounting Officer until other organizational changes are effected. Mr. Jafroodi, age 53, was named Vice President, Corporate Controller and Chief Accounting Officer in October, 2020. He previously held the role of Insteel’s Corporate Controller and Chief Accounting Officer from February 2007 to October, 2020, and Corporate Controller from July 2005 to February 2007. Before joining us, he was a Senior Manager at BDO Seidman, LLP from June 2003 through June 2005 and, prior to that, had been employed for 10 years at Deloitte & Touche USA LLP, most recently as a Senior Manager.

In connection with his promotion to Chief Financial Officer and upon its effectiveness, Mr. Jafroodi will receive the following compensation:

Salary:  Mr. Jafroodi’s annual base salary will be $310,000.

Annual Bonus Opportunity:  Mr. Jafroodi will continue to participate in the Company’s Return on Capital Incentive Compensation Plan. His annual target bonus will be 60% of his base salary paid during the relevant fiscal year.

Equity Compensation:  Mr. Jafroodi will receive annual equity awards having a grant-date value of $250,000, with 50% of the value to consist of restricted stock units and 50% stock options. Equity awards to Mr. Jafroodi will be granted to Mr. Jafroodi pursuant to the Company’s 2015 Equity Incentive Plan.

Other Arrangements:  Mr. Jafroodi has previously executed the Company’s standard Retirement Security Agreement and its standard Change in Control Severance Agreement.

A copy of this release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	News Release dated December 1, 2022 announcing the resignation of Mark A. Carano as Chief Financial Officer and the promotion of Scot R. Jafroodi to this position, effective January 2, 2023.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC.
Registrant

Date: December 2, 2022	By:	/s/ James F. Petelle
James F. Petelle
Vice President and Secretary